SUPPLEMENT DATED DECEMBER 17, 2004 TO THE
                   FIRST INVESTORS LIFE SERIES FUND PROSPECTUS


                             BLUE CHIP FUND
                             CASH MANAGEMENT FUND
                             DISCOVERY FUND
                             FOCUSED EQUITY FUND
                             GOVERNMENT FUND
                             GROWTH FUND
                             HIGH YIELD FUND
                             INTERNATIONAL SECURITIES FUND
                             INVESTMENT GRADE FUND
                             TARGET MATURITY 2007 FUND
                             TARGET MATURITY 2010 FUND
                             TARGET MATURITY 2015 FUND
                             VALUE FUND

                                DATED MAY 1, 2004

          On November 18, 2004, the Board of Trustees of the First Investors Life Series Fund approved, subject to shareholder approval, an agreement under which Paradigm Capital Management, Inc. ("PCM") will serve as subadviser for the Discovery Fund ("Fund"). A Special Shareholders' Meeting will be held on or about January 26, 2005, to approve the agreement. Upon approval by shareholders, PCM will assume the day-to-day management of the Fund, subject to supervision by First Investors Management Company, Inc. ("FIMCO") and the Fund's Board of Trustees.

          PCM is an investment management firm that provides investment services to high net worth individuals, pension and profit sharing plans, investment companies, and other institutions. As of November 30, 2004, PCM held investment management authority with respect to approximately $1.4 billion in assets. Of that amount, PCM acted as investment adviser or subadviser to registered investment companies with net assets of approximately $123.5 million.

          The Fund's investment objective will remain the same. The Fund will also continue to invest mainly in small to mid-cap companies. However, the Fund's investment strategy will change from a growth-oriented style to a value-oriented style. PCM's subadvisory fees will be paid by the Fund's investment adviser, FIMCO, out of its advisory fees, and not by the Fund. Thus, there will be no increase in fees paid by the Fund as a result of this change.